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[GRAPHIC]                                                        EXHIBIT 99.25

         LINDNER
        F U N D S
ADVISED BY RYBACK MANAGEMENT CORPORATION

                                             7711 CARONDELET AVENUE, SUITE 700
                                             ST. LOUIS, MISSOURI  63105
                                             TEL. (314) 727-5305
                                             FAX (314) 727-9306
--------------------------------------------------------------------------------


August 8, 1996

Mr. Chriss Street
Comprehensive Care Corporation
1111 Bayside Drive
Corona del Mar, CA  92625

Dear Mr. Street:

Lindner Fund, a registered Mutual Fund, hereby offers a firm commitment to purchase directly from Comprehensive Care Corporation at least $5 million of face amount of a private placement of 15% fully secured notes that will not be due or callable for at least fifteen months from the date of issue. Lindner Fund currently has in excess of $1,400,000,000 under management and has demonstrated its ability to invest in securities for many years.

Such commitment shall remain open for a minimum of twelve months.

Sincerely,

/s/ Larry Callahan
Larry Callahan
Portfolio Manager

LINDNER
GROWTH FUND

LINDNER
DIVIDEND FUND

LINDNER
UTILITY FUND

LINDNER/RYBACK
SMALL-CAP FUND

LINDNER
BULWARK FUND

LINDNER
INTERNATIONAL FUND

RYBACK MANAGEMENT CORPORATION IS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT ADVISERS ACT OF 1940
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ACCESSION NUMBER:

CONFORMED SUBMISSION TYPE:      PRER14A/A-4

PUBLIC DOCUMENT COUNT:
FILED AS OF DATE:

SUBJECT COMPANY:

        COMPANY DATA:
        COMPANY CONFORMED NAME:                                             COMPREHENSIVE CARE CORP
                  CENTRAL INDEX KEY:                                        0000022872
                  STANDARD INDUSTRIAL CLASSIFICATION:                       SERVICES-HOSPITALS [8060]
                  IRS NUMBER:                                               952594724
                  STATE OF INCORPORATION:                                   DE
                  FISCAL YEAR END:                                          0531

        FILING VALUES:

                  FORM TYPE:                                        PRER14A/A-4
                  SEC ACT:                                          1934 Act
                  SEC FILE NUMBER:                                  001-09927
                  FILM NUMBER:                                      96503975

        BUSINESS ADDRESS:

                  STREET 1:                                         1111 BAYSIDE DRIVE
                  STREET 2:                                         STE 100
                  CITY:                                             CORONA DEL MAR
                  STATE:                                            CA
                  ZIP:                                              92625
                  BUSINESS PHONE:                                   7142222273

        MAIL ADDRESS:

                  STREET 1:                                         1111 BAYSIDE DRIVE
                  STREET 2:                                         STE 100
                  CITY:                                             CORONA DEL MAR
                  STATE:                                            CA
                  ZIP:                                              92625
                  BUSINESS PHONE:                                   7142222273

        FORMER COMPANY:

                  FORMER CONFORMED NAME:                            NEURO PSYCHIATRIC & HEALTH SERVICES INC
                  DATE OF NAME CHANGE:                              19721226